United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management
Investment Companies

Investment Company Act file number: 811-05807

Eagle Capital Growth Fund, Inc.
(Exact name of registrant as specified in charter)

205 E. Wisconsin Avenue, Suite 120, Milwaukee, Wisconsin 53202
(Address of principal executive offices) (zip code)

Luke E. Sims, President
Eagle Capital Growth Fund, Inc.
205 E. Wisconsin Avenue
Suite 120
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS

Eagle Capital Growth Fund, Inc.
Semiannual Report
June 30, 2008

Top Ten Holdings (as of June 30, 2008)

Company	Market Value	Percentage of Equity Portfolio

Stryker Corp.	$1,383,360	6.5%

Johnson & Johnson	$1,286,800	6.0%

Colgate-Palmolive Co.	$1,105,600	5.2%

Franklin Resources Inc.	$1,099,800	5.2%

General Electric Co.	$1,067,600	5.0%

AFLAC Inc.	$1,036,200	4.9%

Emerson Electric Co.	$989,000	4.7%

PepsiCo Inc.	$953,850	4.5%

Graco Inc.	$951,750	4.5%

Teleflex Inc.	$889,440	4.2%

July 10, 2008

Dear Fellow Shareholders,

          Equity investors, including our Fund, took it on the chin during the first half of 2008. During 2008 year-to-date, the Fund’s net asset value (NAV) dropped 14.3%. The S&P 500, calculated on a total return basis, declined 11.9% during the same period. At the risk of being repetitive, we think NAV is the only proper way to measure the performance of a closed-end fund, so we ignore the short-term movement of the Fund’s stock price.

          Since the beginning of 2000, the Fund NAV has outperformed the S&P 500 as shown in the graph below:

Value of $100 invested in Eagle Capital Growth Fund, Inc. and
S&P 500 since 2000

          Except for energy and commodities-based investments, there was no place for investors to hide during the first half of 2008. Oil prices continue to soar (which operates as a brake on worldwide economic activity), and rising commodity prices across the board have wreaked havoc on manufacturers’ pricing power and margins.

          With all of this bad economic news, which is repeated daily in the media, what should long-term investors like us do? Should we sell everything in our portfolio, stash the cash in U.S. Treasury bills and wait for clear skies? Hardly. As observers of history, we know that economic downturns are a fact of life and provide the basis for future growth. While psychologically, market downturns are difficult, lower stock prices provide opportunities. There is an old saying: “You make most of your money in bear markets—you just don’t know it until much later.”

          As we noted at the Fund’s 2008 Annual Meeting, over 80% of the Fund’s portfolio companies are buying back their own shares. Therefore, by just continuing to hold our existing portfolio positions, the Fund’s interest in its portfolio companies’ operating businesses is rising. And, the Fund doesn’t own just average or ordinary companies.

          We’ve added to the portfolio a number of highly-profitable, growing companies that generate significant cash flow. Although the mutual fund managers suffer during market downturns, they continue to generate strong earnings and cash flow. So far during 2008, we’ve purchased shares of Franklin Resources, Inc. (BEN) and added to our position of Eaton Vance (EV). Moreover, we’re enamored with the data processing business, and have added Automatic Data Processing, Inc. (ADP) and Paychex, Inc. (PAYX); both are growing nicely and generating cash earnings.

          In fact, if one disregards the Fund’s bank and financial investments (they get their own special attention below), all of the Fund’s portfolio companies generate return on equity (ROE) in excess of 10%. (Most additions to the portfolio during the first half of 2008 sport ROEs that are much better than that— in excess of 20%.) Our portfolio companies are quite profitable and will continue to prosper once general economic conditions improve.

          Ah, banks and other lenders. In hindsight, the Fund had too much money invested in banks and lenders. However, now is not the time to sell. We intend to ride out the current economic cycle, and then look to pare back our financial holdings. Frankly, we continue to be amazed by incompetent bankers, and it will take a compelling situation to get us to commit new money to a bank or lender in the future.

          Benjamin Graham, the legendary investor, once noted that “in the short run the market is a voting machine, and in the long run it is a weighing machine.” We couldn’t agree more. Illustrative of where our thinking diverges from that of the general public is General Electric Corp. (GE).

          GE’s stock price has declined almost 30% since the beginning of the year, from about $38 on New Year’s Day to approximately $27 a share at the end of June. In fact, GE has been a terrible investment since CEO Jeff Immelt took the reins in early September 2001, just days before the 9/11 tragedy. During Immelt’s tenure, GE’s earnings have risen substantially, but GE’s stock price has declined. Many investors are bailing out of GE, thinking that the recent stock price performance is a harbinger of things to come. Nothing could be further from the truth.

          GE is a world class company engaged in producing jet engines, locomotives, industrial equipment, sophisticated medical equipment, wind turbines, water desalination plants, television programming (NBC), household appliances (at least for the time being), etc., etc. GE’s annualized revenues are in the $170 billion range (with a majority of them generated outside of the United States), and revenues are growing at a low double digit rate. GE’s earnings per share have grown at 9% a year for the past five years and should continue to grow in the future. GE has a AAA-rated balance sheet (one of only five U.S. industrial companies in that elite category) and currently has a dividend yield of 4.7%.

          Yes, GE faces some current headwinds. GE has a large financial business, a portion of which is focused on private label credit cards, and there are certain to be some hiccups in that business. However, GE also finances aircraft, locomotives and major industrial facilities worldwide (and has the balance sheet to do it); GE’s financial strength, and its ability and desire to use that financial strength and prowess, is being ignored.

          In our view, the market’s assessment that GE is worth only a price/earnings multiple of 12-13 (based on actual 2007 earnings) and 12 (based on estimated 2008 earnings), in either case less than the “average” company, is flawed. The Fund purchased more GE shares during the first half of the year. Unfortunately, the Fund now has a full position in GE, and we’re unable to add more GE shares at the current price. But if we could, we would.

          By the time there is only good economic and investing news, most of the bargains will be gone. Market downturns aren’t fun emotionally. But we’re confident that, for the long-term, continuing to hold and invest new funds in great companies is the correct strategy. We understand how difficult it is to tell our broker to “buy” when all of the rest of the world seems to be selling. Investing is a long-term proposition, and we aren’t going to let unpleasant short-term economic news divert our attention and focus.

          We appreciate your continued patience and support.

Luke E. Sims	David C. Sims
e-mail: luke@simscapital.com	e-mail: dave@simscapital.com
(414) 530-5680	(414) 765-1107

Eagle Capital Growth Fund, Inc.
Statement of Assets and Liabilities
As of June 30, 2008 (unaudited)

Assets

Common stock—at market value (cost $16,370,451)	$21,173,989
Cash and cash-equivalents	330,037
Short-term interest receivable	509
Dividends receivable	31,722
Prepaid fees	16,875
Stock sales receivable	94,321

		$21,647,453
Liabilities

Accounts payable	$14,097
Accrued expenses	14,909
Stock purchases payable	206,078

		$235,084

Total net assets		$21,412,369

Shareholders’ Equity

Common stock- $0.001 par value per share; authorized 50,000,000 shares, outstanding 2,947,082 shares	$2,949
Paid-in capital	16,091,233
Undistributed net investment income	514,649
Unrealized appreciation on investments	4,803,538

Shareholders’ equity		$21,412,369

Net asset value per share		$7.27

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2008 (unaudited)

Investment Income

Dividends	$262,681
Interest	5,701
Miscellaneous income	46

Total investment income		$268,428

Expenses

Advisory fees	$90,075
Legal fees	38,026
Insurance	9,233
Transfer agent	11,265
Audit fees	8,100
Directors’ fees and expenses	6,000
Custodian fees	1,875
Listing fee	7,459
Other fees and expenses	23,776

Total expenses		$195,809

Net investment income			$72,619

Realized Gain and Unrealized Appreciation on Investments

Realized gain on investments:
Proceeds from sale of investment securities	$1,902,664
Less: cost of investment securities sold	1,451,100

Net realized gain on investments		$451,564

Unrealized appreciation on investments:
Unrealized appreciation at end of period	$4,803,538
Less: unrealized appreciation at beginning of period	8,906,383

Net change in unrealized appreciation on investments		$(4,102,845)

Net realized gain and unrealized depreciation on investments			$(3,651,281)

Net decrease from operations			$(3,578,662)

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statements of Changes in Net Assets

	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)

From Operations:

Net investment income	$217,976	$72,619
Net realized gain on investments	2,215,083	451,564
Net change in unrealized appreciation on investments	(2,963,325)	(4,102,845)

Net increase (decrease) from operations	$(530,266)	$(3,578,662)

Distributions to Shareholders from:

Net investment income	(232,401)	—
Net realized gain from investment transactions	(2,215,083)	—

Total distribution	$(2,447,484)	—

From Capital Stock Transactions:

Dividend reinvestment	1,308,377	—
Cash purchases		—

Net increase from capital stock transactions	$1,308,377

Decrease in net assets	$(1,669,373)	$(3,578,662)

Total Net Assets:

Beginning of year	$26,660,404	$24,991,031
End of period (including under/(over) distributed net investment income of ($9,534) and $63,085)	$24,991,031	$21,412,369

Shares:
Shares issued to shareholders under the Dividend Reinvestment and Cash Purchase Plan	154,746	—

Shares at beginning of year	2,792,336	2,947,082
Shares at end of period	2,947,082	2,947,082

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Financial Highlights (A)

For the periods ended:	2003	2004	2005	2006	2007	June 30, 2008 (unaudited)
Net asset value at beginning of year	$7.90	$8.99	$9.63	$9.58	$9.55	$8.48

Net investment income	$0.01	$0.01	$0.07	$0.08	$0.07	$0.02
Net realized gain and unrealized appreciation (loss) on investments	$1.39	$0.81	$0.05	$1.07	($0.26)	($1.23)

Total from investment operations	$1.40	$0.82	$0.12	$1.15	($0.19)	($1.21)

Distribution from:
Net investment income	($0.01)	($0.01)	($0.07)	($0.08)	($0.08)	$0.00
Realized gains	($0.30)	($0.17)	($0.10)	($1.10)	($0.80)	$0.00
Total distributions	($0.31)	($0.18)	($0.17)	($1.18)	($0.88)	$0.00

Net asset value at end of period	$8.99	$9.63	$9.58	$9.55	$8.48	$7.27

Per share market price, end of period last traded price (B)	$8.26	$7.83	$8.70	$8.00	$8.30	$6.70

Total Investment Return (C):
Based on market value:
1 Year (annualized)	(1%)	(3%)	13%	4%	12%	(24%)
5 Year	8%	7%	3%	3%	5%	(1%)
10 Year	14%	13%	9%	7%	3%	2%
From inception	10%	9%	9%	9%	11%	9%

Based on net asset value
1 Year (annualized)	18%	9%	1%	13%	(2%)	(19%)
5 Year	5%	6%	2%	5%	8%	3%
10 Year	13%	13%	9%	9%	7%	4%
From inception	11%	11%	10%	10%	11%	9%
Net assets, end of year (000s omitted)	$24,501	$26,873	$26,760	$26,660	$24,991	$21,412
Ratios to average net assets (annualized):
Ratio of expenses to average net assets	1.79%	1.80%	1.46%	1.50%	1.64%	1.55%

Ratio of net investment income to average net assets	0.06%	0.11%	0.72%	0.85%	0.81%	0.58%

Portfolio turnover	11%	7%	4%	7%	16%	15%
Average commission paid per share	$0.13	$0.10	$0.08	$0.06	$0.02	$0.02

(A) All per share data for the periods shown has been restated to reflect the effect of a 15% stock dividend that was declared on April 21, 2005, and paid on May 23, 2005 to shareholders of record on May 13, 2005.

(B) If there was no sale on the valuation date, the bid price for each such date is shown.

(C) Sims Capital Management LLC became the investment advisor to the Fund on June 1, 2007.

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Portfolio of Investments (as of June 30, 2008) (unaudited)

Common Stock (98.5% of total investments)	Shares	Cost	Market Value	Percent of Total Investments

Food/Beverage/Consumer
Colgate-Palmolive Co.	16,000	$469,850	$1,105,600
PepsiCo, Inc.	15,000	335,649	953,850

			$2,059,450	(9.6%	)
Drug/Medical Device
Abbott Laboratories	15,000	638,677	794,550
Johnson & Johnson	20,000	915,045	1,286,800
Medtronic Inc.	17,000	850,214	879,750
Pfizer Inc.	33,000	701,800	576,510
Stryker Corp.	22,000	180,012	1,383,360
Teleflex Inc.	16,000	545,608	889,440
Zimmer Holdings Inc.*	1,000	81,859	68,050

			$5,878,460	(27.3%	)
Bank/Financial/Insurance
AFLAC Inc.	16,500	79,484	1,036,200
CIT Group Inc.	20,000	587,335	136,200
Citigroup Inc.	22,000	368,636	368,720
Eaton Vance Corp.	20,000	742,643	795,200
Franklin Resources Inc.	12,000	1,207,112	1,099,800
Huntington Bancshares Inc.	25,000	238,023	144,250
JP Morgan Chase & Co	15,000	396,347	514,650
Marshall & Ilsley Corp.	5,000	167,716	76,650
State Street Corp.	6,000	54,688	383,940
Synovus Financial Corp.	27,000	139,794	235,710
US Bancorp	15,000	465,675	418,350
Washington Mutual Inc.	15,000	609,130	73,950

			$5,283,620	(24.6%	)
Industrial
Avery Dennison Corporation	9,000	488,594	395,370
Emerson Electric Co.	20,000	335,278	989,000
General Electric Co.	40,000	957,881	1,067,600
Graco Inc.	25,000	987,169	951,750
Manitowoc Co. Inc.	12,000	430,178	390,360
Sigma-Aldrich Corp.	7,000	58,094	377,020

			$4,171,100	(19.4%	)
Retail/Distribution
The Home Depot, Inc.	36,500	1,432,696	854,830
Lowe’s Companies Inc.	10,000	254,089	207,500
O’Reilly Automotive Inc.*	30,000	189,637	670,500
Sysco Corp.	32,000	507,179	880,320

			$2,613,150	(12.2%	)
Software/Data Processing
Automatic Data Proc., Inc.	1,000	39,989	41,900
Jack Henry & Associates Inc.	34,000	626,877	735,760
Metavante Technologies, Inc.*	1,666	43,292	37,685
Paychex, Inc.	2,000	66,350	62,560
Total Systems Services, Inc.	13,065	177,851	290,304

			$1,168,209	(5.4%	)

Total common stock investments		$16,370,451	$21,173,989

Cash and cash equivalents (1.5% of total investments)			330,037

Total investments			$21,504,026

All other assets less liabilities			(92,657)

Total net assets			$21,412,369

*=Non-dividend paying security

See Notes to Financial Statements.

Notes to Financial Statements

(1)	Organization.

Eagle Capital Growth Fund, Inc., a Maryland corporation (“Fund”), is a diversified closed-end investment company subject to the Investment Company Act of 1940. The Fund changed its corporate name from “NAIC Growth Fund, Inc.” to its current name at the end of May, 2008.

(2)	Significant Accounting Policies.

The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the Notes to the Financial Statements:

Dividends and distributions—Dividends from the Fund’s net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually.

Investments—Investments in equity securities are stated at market value, which is determined based on quoted market prices or dealer quotes. If no such price is available on the valuation date, the Board of Directors has determined that the most recent market price be used. The Fund uses the amortized cost method to determine the carrying value of short-term debt obligations. Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost, which approximates fair value. Any discount or premium is amortized from the date of acquisition to maturity. Investment security purchases and sales are accounted for on a trade date basis. Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income taxes—The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund. The Fund plans to distribute annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders. In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98% of its net realized capital gains (including undistributed amounts from previous years).

The following information is based upon the Federal income tax basis of portfolio investments as of June 30, 2008:

Gross unrealized appreciation	$7,070,740
Gross unrealized depreciation	(2,267,202)

Net unrealized appreciation	$4,803,538

Federal income tax basis	$16,370,451

Expenses—The Fund’s service providers bear all of their expenses in connection with the performance of their services. The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs. As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense. The Investment

Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10 million of the Fund’s average net assets, one and a half percent (1.5%) of the next $20 million of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year. Any excess expenses are the responsibility of the investment advisor.

Fair Value Accounting— Effective January 1, 2008, the Fund adopted SFAS 157. SFAS 157 established a framework for measuring fair value and expands disclosure about fair value measurements. SFAS 157 was issued to bring conformity to the definition of fair value; prior to SFAS 157 there was no conformity in the accounting guidance regarding the definition of fair value.

Valuation Hierarchy

SFAS 157 establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets in which the Fund can participate.

          Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

          Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement, and include inputs that are available in situations where there is little, if any, market activity for the related asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The following is a description of the valuation methodologies used for instruments measured at fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

Assets

Common Stock Investments

All of the Fund’s common stock investments are classified within Level 1 of the valuation hierarchy as quoted price are available in an active market.

          The following table presents the financial instruments carried at fair value as of June 30, 2008, as indentified on the Statement of Assets and Liabilities and by the SFAS 157 hierarchy (as described above):

Assets measured at fair value on a recurring basis as of June 30, 2008:

	Quoted Prices in Active Markets for Identical Assets Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Balance at June 30, 2008

Common Stock Investments	$21,173,989	$—	$—	$21,173,989

(3)	Certain Service Providers Arrangements

Investment advisor—For its services under the Investment Advisory agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the weekly net asset value of the Fund, as long as the weekly net asset value is at least $3.8 million. The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3.8 million. Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Effective June 1, 2007, following shareholder approval of the Investment Advisory Agreement, Sims Capital Management LLC (“SCM”) began serving as the Fund’s investment advisor. Pursuant to the Investment Advisory Agreement, SCM is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors. SCM is 50 percent owned by the President and CEO who is also Director of the Fund who is also an owner of more than five percent of the Fund’s outstanding shares. A family member of the same President and CEO owns the remaining 50 percent of SCM.

Custodian—LaSalle Bank, NA (“LaSalle”), an affiliate of Bank of America Corporation, serves as the Fund’s custodian pursuant to a custodian agreement. As the Fund’s custodian, LaSalle receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee.

Transfer Agent—Transfer agent American Stock Transfer & Trust Company (“AST”) serves as the Fund’s transfer agent and dividend disbursing agent pursuant to custody agreements. AST receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses. AST also acts as the agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan.

(4)	Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan (“Plan”) which allows shareholders to reinvest cash dividends and make cash contributions. Pursuant to the terms of the DRIP, cash dividends may be used by the DRIP agent to either purchase shares from the Fund or in the open market, depending on the most favorable pricing available to DRIP participants. Voluntary cash contributions from DRIP participants are used to purchase Fund shares in the open market. A complete copy of the DRIP is available on the Fund’s website (www.eaglecapitalgrowthfund.com) or from AST, the DRIP agent.

(5)	Fund Investment Transactions

Purchases and sales of securities, other than short-term securities, for the six-month period ended June 30, 2008 were $3,266,557 and $1,902,648, respectively.

(6)	Financial Highlights.

The Financial Highlights present a per share analysis of how the Fund’s net asset value has changed during the periods presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. The total investment return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price. In reality, shareholders buy into the Fund at the asked price and sell out of the Fund at the bid price. Therefore, actual returns may differ from the amounts shown.

2008 Annual Shareholder Meeting

The Fund’s 2008 annual meeting of shareholders (“Annual Meeting”) was held on April 17, 2008, for the following purposes:

1.	To elect a Board of five (5) Directors.

2.	To ratify the selection of Plante & Moran, PLLC as the independent registered public accountants of the Fund for the calendar year ending December 31, 2008.

The following directors were elected under Proposal 1: Robert M. Bilkie, Jr., Carl A. Holth, Peggy L. Schmeltz, Luke E. Sims, and Benedict J. Smith. Under Proposal 2, shareholders ratified the selection of Plante & Moran, PLLC as the Fund’s independent registered public accountants for the 2008 calendar year.

Tabulation Report
Proposal 1 – Election of Directors

	For			Withheld

Robert M. Bilkie, Jr.	1,586,940			95,266
Carl A. Holth	1,583,672			98,534
Peggy L. Schmeltz	1,579,747			102,459
Luke E. Sims	1,582,491			99,715
Benedict J. Smith	1,576,066			106,140

Proposal 2 – Selection of Plante & Moran, PLLC

	For	Against	Abstain	Withheld

	1,596,808	8,581	76,815	0

Total shares issued and outstanding on record date: 2,947,082

Compensation.

          The following table sets forth the aggregate compensation paid to all Fund directors for the six-month period ended June 30, 2008. Directors who are not “interested persons” of the Fund receive an annual retainer of $3,000 a year, paid in equal quarterly installments. Directors who are “interested persons” of the Fund are not entitled to receive directors’ fees. Directors are reimbursed for out-of-pocket expenses in connection with attending Board meetings.

          Luke E. Sims, who is deemed to be an “interested person” of the Fund, is not entitled to receive directors’ fees from the Fund by reason of his relationship to the Fund’s investment advisor.

          No Fund officer receives compensation in his capacity as an officer of the Fund. Fund officers are: Luke E. Sims, President and Chief Executive Officer; Christopher J. Dine, Secretary; and David C. Sims, Chief Financial Officer and Chief Compliance Officer. Robert M. Bilkie, Jr. is the Fund’s Chairman, a non-executive, non-officer position.

          The Fund is not part of a mutual fund complex.

Directors who are “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

Luke E. Sims, Director, President, CEO	None	None	None	None

Directors who are not “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

Robert M. Bilkie, Jr., Director	$1,500	None	None	$1,500

Peggy L. Schmeltz, Director	$1,500	None	None	$1,500

Benedict J. Smith, Director	$1,500	None	None	$1,500

Carl A. Holth, Director	$1,500	None	None	$1,500

Board of Directors Robert M. Bilkie, Jr. Chairman of the Board Southfield, MI		Carl A. Holth Director Clinton Twp., MI		Peggy L. Schmeltz Director Bowling Green, OH

Luke E. Sims President & Chief Executive Officer Milwaukee, WI		Benedict J. Smith Director Birmingham, MI

Shareholder Information

Trading. Fund shares trade under the symbol GRF on the American Stock Exchange.

Fund Stock Repurchases. The Fund is authorized, from time to time, to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the then prevailing market price.

Dividend Reinvestment and Cash Purchase Plan. By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions. You can secure a copy of the Plan from the Fund’s website (www.eaglecapitalgrowthfund.com) or by contacting American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (800) 937-5449.

Dividend Checks/Stock Certificates/Address Changes/Etc. If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report, or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (800) 937-5449.

Proxy Voting. The Fund typically votes by proxy the shares of portfolio companies. If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, 2008, you can get that information (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (June 1, 2008). We collect nonpublic personal information about you from the following sources: (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others. We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice. We restrict access to your personal and account information except to those employees who need to know that information to provide services to you. We maintain physical, electronic, and procedural safeguards to guard you nonpublic personal information. In this notice, the term “we” refers to Fund, Eagle Capital Growth Fund, Inc.

Additional Information. The Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters on SEC Form N-Q. You can obtain copies of these filings, and other information about the Fund, from the SEC’s website (www.sec.gov) or from the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107. The Fund’s Forms N-Q can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and you can obtain information about the operation of the Public Reference Room by calling the SEC at (800) 732-0330.

Electronic Distribution of Shareholder Reports and Other Communications. If you’d like to receive copies of the Fund’s annual reports, semiannual reports, proxy statement, press releases and other comparable communications electronically, please provide your e-mail address to dave@simscapital.com. By providing your e-mail address to the Fund, you are consenting to the Fund sending the identified materials to you by
e-mail.

General Inquiries. If you have a question or comment on any matter not addressed above, please contact the Fund (Eagle Capital Growth Fund, Inc.) at, 205 E. Wisconsin Ave., Suite 120, Milwaukee, WI 53202, telephone number (414) 765-1107, or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

ITEM 2.	CODE OF ETHICS

Not required for the semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for the semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for the semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for the semi-annual report.

ITEM 6.	INVESTMENTS.

The Fund’s investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not required for the semi-annual report.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required for the semi-annual report.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

          (i) As of June 30, 2008, an evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) was performed under the supervision and with the participation of the registrant’s President and Chief Executive Officer (the principal executive officer) and the Chief Financial Officer (the principal financial officer). Based on that evaluation, the registrant’s President and Chief Executive Officer and Chief Financial Officer concluded that the registrant’s controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time periods required by the Commission’s rules and forms, and that information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, or persons performing similar functions as appropriate, to allow timely decisions regarding required disclosure.

          (ii) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(A) (1)	Not applicable.

(A) (2)(i)	Certification of principal executive officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.1.

(A)(2)(ii)	Certification of principal financial officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.2.

(B)	Certification pursuant to Rule 30a-2(b) and 18 U.S.C. Section 1350, — attached as Exhibit 99.3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE CAPITAL GROWTH FUND, INC.

By:	/s/ Luke E. Sims

Luke E. Sims
President and Chief Executive Officer

Date:	July 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Luke E. Sims

Luke E. Sims
President and Chief Executive Officer (principal executive officer)

By:	/s/ David C.. Sims

David C. Sims
Chief Financial Officer (principal financial officer)

Date:	July 31, 2008